As filed with the Securities and Exchange Commission

on April 28, 2010

Securities Act File No. 333-60695

Investment Company Act File No. 811-08927

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 15	☒

(Check appropriate box or boxes)

Credit Suisse Global High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

J. Kevin Gao, Esq.

Credit Suisse Global High Yield Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Dianne E. O’Donnell, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate date of proposed public offering: May 1, 2010.

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2), or

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE
INSTITUTIONAL FUND

Prospectus

May 1, 2010

■  CREDIT SUISSE
HIGH YIELD FUND

TICKER SYMBOL: RBSFX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND FUND EXPENSES	4

Example	5

Portfolio Turnover	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE FUND	7

PERFORMANCE SUMMARY	9

Year-by-Year Total Returns	9

Average Annual Total Returns	9

MANAGEMENT	10

PURCHASE AND SALE OF FUND SHARES	11

TAX INFORMATION	12

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	12

THE FUND IN DETAIL	13

The Management Firm	13

Goal and Strategies	13

Portfolio Investments	14

Risk Factors	15

Investor Profile	17

CERTAIN INVESTMENT PRACTICES	18

FINANCIAL HIGHLIGHTS	23

MEET THE MANAGERS	24

ABOUT YOUR ACCOUNT	25

Share Valuation	25

Buying and Selling Shares	26

Buying Fund Shares	26

Selling Fund Shares	28

Redemption Proceeds	28

Redemption Fee	28

OTHER POLICIES	30

Frequent Purchases and Sales of Fund Shares	30

Special Situations	31

Account Changes	32

Account Statements	32

Distributions	32

Taxes	32

Statements and Reports	34

OTHER INFORMATION	35

About the Distributor	35

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The fund seeks high total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption fees (as a percentage of net asset value on date of redemption) (for shares redeemed within 30 days from date of purchase)	2.00%
Exchange fees	N/A
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fee	NONE
Other expenses	0.76%
Total annual fund operating expenses	1.46%

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$149	$462	$797	$1,746

PORTFOLIO TURNOVER

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was 81% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in high yield fixed income securities of issuers located in a broad range of countries, which may include the United States. The fund currently invests primarily in issuers located in the United States. The fund invests primarily in high yield, high risk fixed income securities (junk bonds) of U.S. and foreign issuers. The fund typically maintains a weighted-average portfolio maturity of between five and 15 years.

The fund may invest up to 40% of its assets in securities of issuers located in any single foreign country and up to 25% of its assets in the securities of any one foreign government, its agencies, instrumentalities or political sub-divisions. The fund may invest up to 20% of its net assets in equity securities.

The fund combines top-down analysis of currency trends, industry sectors and themes with bottom-up fundamental research and seeks to allocate risk by investing among a variety of industry sectors and countries.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Below investment grade fixed income securities, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

FOREIGN SECURITIES RISK

A fund that invests outside the United States carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part of all of its exposure to various foreign currencies, it is not required to do so.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. The government authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. The fund may have limited legal recourse in the event of a default. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

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INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds and the mutual funds that invest in them.

8

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year over the past 10 years. The table compares the fund's performance (before and after taxes) over time to that of the fund's current benchmark, the BofA Merrill Lynch US High Yield Master II Constrained Index (the "U.S. Index"), and that of the fund's benchmark prior to May 1, 2010, the BofA Merrill Lynch Global High Yield Master Constrained Index (fully hedged) (the "Global Index"). Both Indexes track the performance of below investment grade corporate bonds and cap any individual issuer at 2%. The U.S. Index tracks U.S. dollar-denominated bonds publicly issued in the U.S. domestic market and the Global Index tracks bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 800-222-8977.

  *  The returns shown include the returns of the fund's predecessor, the Institutional Shares of the corresponding investment portfolio of the RBB Fund, Inc.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	TEN YEARS 2000-2009
RETURN BEFORE TAXES	50.17%	5.06%	5.36%
RETURN AFTER TAXES ON DISTRIBUTIONS	44.78%	1.77%	1.41%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	32.15%	2.33%	2.05%
BofA MERRILL LYNCH GLOBAL HIGH YIELD MASTER CONSTRAINED INDEX (FULLY HEDGED) (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	60.91%	6.64%	6.69%
BofA MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	58.10%	6.39%	6.66%

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse High Yield Management Team is responsible for the day-to-day portfolio management of the fund. The current team members are Martha Metcalf, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Ms. Metcalf and Ms. Chan have been the fund's portfolio managers and members of the High Yield Management Team since October 2005.

10

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form.

The fund's initial and subsequent investment minimums generally are as follows:

Initial investment	$50,000

Subsequent investment	$10,000

You may redeem shares in writing or through financial services firms authorized to accept orders on behalf of the fund. For more information about how to purchase or redeem shares, and to learn if fund shares are available to you, please contact Credit Suisse Funds by phone (800-222-8977).

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TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

12

THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

The fund pays advisory fees at the annual rate of 0.70% of average daily net assets. For the 2009 fiscal year, the fund did not pay Credit Suisse for advisory services, due to voluntary fee waivers.

A discussion regarding the basis for the Board of Directors' approval of the fund's investment advisory contract is available in the fund's Annual Report to shareholders for the period ended December 31, 2009.

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 0.70% of the fund's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   GOAL AND STRATEGIES

The fund seeks high total return. To pursue this goal, it invests primarily in fixed income securities of U.S. and foreign issuers rated below investment grade by primary ratings services such as Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc., and Moody's Investors Service. These high yield, higher risk securities are commonly known as "junk bonds."

In choosing investments for the fund, the portfolio managers:

■  combine top-down analysis of currency trends, industry sectors and themes to determine which currencies and sectors may benefit from current and future economic changes, along with bottom-up fundamental credit research

■  seek to allocate risk by investing among a variety of industry sectors and countries

■  look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

Prior to May 1, 2010, the fund's name was Credit Suisse Global High Yield Fund.

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■   PORTFOLIO INVESTMENTS

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield fixed income securities of issuers located in a broad range of countries, which may include the United States. The fund currently invests primarily in issuers located in the United States.

The fund may invest:

■  without limit in bonds rated below investment grade and their unrated equivalents

■  up to 40% of assets in securities of issuers located in any single foreign country

■  up to 25% of assets in the securities of any one foreign government, its agencies, instrumentalities or political sub-divisions

■  up to 10% of assets in emerging markets

■  up to 20% of its net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps, including credit default swaps, forward foreign currency contracts and other derivative securities. The fund may attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which would increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

The fund may from time to time sell protection on debt securities by entering into credit default swaps. In return for periodic payments, the fund is obligated to pay the counterparty if the bond which is the subject of the credit default swap defaults or is subject to a specified credit event. As the seller, the fund could be considered leveraged because, in addition to the investment exposure that it has on its assets, the fund is subject to investment exposure on the notional amount of the swap. The fund will sell a credit default swap only with respect to securities in which it would be authorized to invest.

The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance.

14

The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in these markets, which could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the Statement of Additional Information ("SAI") and under "Certain Investment Practices" below.

The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The Board may change the fund's investment objective without shareholder approval.

■   RISK FACTORS

INTRODUCTION

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

PRINCIPAL RISK FACTORS

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Below investment grade fixed income securities, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Foreign Securities Risk A fund that invests outside the United States carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign countries, it is not required to do so.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

15

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. The government authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. The fund may have limited legal recourse in the event of a default. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds and the mutual funds that invest in them.

OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the funds.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Derivatives Risk Derivatives, such as credit default swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments involves risk different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

16

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

■   INVESTOR PROFILE

The fund is designed for investors who:

■  are seeking investment income

■  want to diversify their portfolios with fixed income funds

■  are willing to accept risk and volatility

It may NOT be appropriate if you:

■  are investing for maximum return over a long time horizon

■  require stability of your principal

You should base your selection of the fund on your own goals, risk preferences and time horizon.

17

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
Asset-backed securities Debt securities backed by pools of receivables from assets such as motor vehicle installment sales, installment loan contracts, leases, and credit card agreements. Credit, extension, interest rate, liquidity, prepayment risks.	25%

Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Credit default swap agreements The fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. The fund will sell a credit derivative only with respect to securities in which it would be authorized to invest. Credit, derivatives, liquidity, market, speculative exposure and valuation risks.	20%

Country/region focus Investing a significant portion of fund assets in a single country or region.
Market swings in the targeted country or region will be likely to have a greater effect on fund
performance than they would in a more geographically diversified fund. Currency, market, political risks.	■

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.[1] Correlation,
credit, currency, hedged exposure, liquidity, political, valuation risks.	■

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	10%

1  The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

18

INVESTMENT PRACTICE	LIMIT
Equity and equity-related securities Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible securities. These investments may go down in value due to stock market movements or negative company or industry events. Liquidity, market, valuation risks.	20%

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, political, valuation risks.	■

Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.[1] Correlation, currency, hedged exposure, interest rate,
market, speculative exposure risks.[2]	☐

Investment grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of
comparable quality. Credit, interest rate, market risks.	☐

Loans and loan participations Loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans, "second lien" secured floating rate Loans, and other types of secured
Loans with fixed and variable interest rates. Credit, interest rate, liquidity, market, prepayment, and
valuation risks.	■

1  The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2  The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

19

INVESTMENT PRACTICE	LIMIT
Mortgage-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs). Credit, extension,
interest rate, liquidity, prepayment risks.	☐

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.
Municipal securities may be affected by uncertainties regarding their tax status, legislative changes
or rights of municipal-securities holders. Credit, interest rate, market, regulatory risks.	☐

Non-investment grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information,
interest rate, liquidity, market, valuation risks.	■

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-
the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the reference security or instrument.[1] Correlation, credit, hedged exposure, liquidity, market,
speculative exposure risks.	20%

Privatization programs Foreign governments may sell all or part of their interests in enterprises
they own or control. Access, currency, information, liquidity, operational, political, valuation risks.	☐

Real estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-
producing real estate or real estate-related loans or interests. Credit, liquidity, interest rate, market risks.	☐

1  The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

20

INVESTMENT PRACTICE	LIMIT
Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market,
operational risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.	5%

Short sales "against the box" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	5%

Short-term trading Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains
distributions could raise shareholders' income tax liability.	☐

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.	5%

Structured instruments Structured notes, swaps and other instruments that allow the fund to gain access to the performance of a referenced asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information,
interest rate, liquidity, market, political, speculative exposure, valuation risks.	☐

21

INVESTMENT PRACTICE	LIMIT
Temporary defensive tactics Placing some or all of the fund's assets in investments such as money market obligations and investment grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund
from achieving its goal.	☐

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market,
speculative exposure risks.	☐

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	25%

Zero-coupon bonds Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value. Interest rate, market risks.	5%

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FINANCIAL HIGHLIGHTS

The financial highlights table shows the fund's audited financial performance for up to five years. Certain information in the table reflects results for a single share of the fund. Total return in the table represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

FOR THE YEAR ENDED DECEMBER 31:	2009	2008	2007	2006	2005
Per share data
Net asset value, beginning of year	$6.37	$9.57	$10.19	$9.96	$10.65
Investment Operations
Net investment income	0.74	0.79	0.85	0.79	0.81
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.33	(3.19)	(0.57)	0.19	(0.55)
Total from investment operations	3.07	(2.40)	0.28	0.98	0.26
Less Dividends
Dividends from net investment income	(0.83)	(0.80)	(0.90)	(0.75)	(0.95)
Net asset value, end of year	$8.61	$6.37	$9.57	$10.19	$9.96
Total return[1]	50.17%	(26.51)%	2.61%	10.21%	2.58%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$29,454	$24,869	$37,836	$44,111	$29,248
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	9.50%	9.10%	8.04%	7.52%	7.96%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.76%	0.72%	0.54%	0.61%	0.68%
Portfolio turnover rate	81%	36%	46%	69%	71%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

The Credit Suisse High Yield Management Team is responsible for the day-to-day management of the fund. The team currently consists of Martha Metcalf and Wing Chan. They have served as the fund's portfolio managers since October 2005.

Martha Metcalf is the lead manager for the fund and oversees the fund's overall industry, credit, duration, yield curve positioning and security selection. Wing Chan focuses on the fund's industry and issuer allocations.

Martha Metcalf, Managing Director, is the head of the High Yield Management Team and a team member since October 2005. Ms. Metcalf joined Credit Suisse in 2005 from Invesco, where she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios. Prior to joining Invesco in 2000, she served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds. Ms. Metcalf has a B.A. from Mount Holyoke College and is a CFA charter holder.

Wing Chan, Director, is a member of the High Yield Management Team and a team member since October 2005. Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA charter holder.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser.

24

About Your Account

■   SHARE VALUATION

The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in value of the underlying index. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board. The fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities.

Because the fund invests in securities rated below investment grade – some of which may be thinly traded and for which market quotations may not be readily available or may be unreliable – the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

25

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. If the fund receives your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If the fund receives it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

The fund has authorized financial services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate), to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV. An authorized firm or its designee may impose its own deadline for orders in fund shares.

■   BUYING FUND SHARES

INVEST BY WIRE

Institutional Class shares are generally available only to investors who have entered into an investment management agreement with Credit Suisse. Investors should complete an account application and forward it to Credit Suisse Institutional Shares. After calling the fund to place an order, you may wire funds to:

State Street Bank and Trust Company ABA# 011 000 028

Attn: Mutual Funds/Custody Department

Credit Suisse Institutional Shares

DDA# 9904-649-2

F/F/C: [Account Number and Registration]

26

You can also purchase shares by mailing a check or Federal Reserve draft to:

Credit Suisse Institutional Shares
P.O Box 55030
Boston, Massachusetts 02205-5030

or overnight to:

Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional Shares
30 Dan Road
Canton, MA 02021-2809

Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks will be returned to you and your purchase order will not be processed. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The account application contains further instructions.

INVEST BY PURCHASES IN KIND

With Credit Suisse's permission, investors may acquire Institutional Class shares in exchange for portfolio securities. The portfolio securities must:

■  Match the investment objective and policies of the fund to be purchased

■  Be considered by the fund's adviser to be an appropriate fund investment

■  Be easily valued, liquid and not subject to restrictions on transfer

You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind:

Initial investment	$50,000
Subsequent investment	$10,000

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

Clients of Credit Suisse, along with Credit Suisse's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser, subject to a minimum initial investment of $50,000 and a minimum subsequent investment of

27

$1,000. The minimum investments may be waived or modified.

You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days' notice, the fund reserves the right to close your account and mail you the proceeds. The minimum account balance amounts may be waived. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

■   SELLING FUND SHARES

SELL FUND SHARES IN WRITING

You can sell (redeem) your shares on any day the fund is open by writing to Credit Suisse Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.

Further information can be obtained by calling Credit Suisse at 800-222-8977.

■   REDEMPTION PROCEEDS

After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. A 2.00% redemption fee will be imposed on the redemption if the shares are redeemed within 30 days of the date of purchase.

■   REDEMPTION FEE

Subject to the exceptions described below, the fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the

28

redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse Funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

The redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries. The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

29

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or Federal Reserve draft does not clear.

If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial services firm may charge a fee to send or receive wire transfers.

While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND SALES
■   OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to its policies as described in this Prospectus and approved by the Board. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in

30

market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on each fund's records. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by their clients or customers.

In addition to the procedures outlined above, the fund imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed within 30 days from the date of purchase. See "About Your Account." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board of Directors approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares.

The fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase order from any investor or intermediary that it has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect it from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "About Your Account – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemptions that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed, when trading on the NYSE is restricted, or any other time that the SEC permits)

31

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

■   ACCOUNT CHANGES

You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

■   ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, at least every calendar quarter

You will receive annual and semiannual financial reports.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The fund declares and pays dividend distributions quarterly. The fund typically distributes capital gains annually. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

A dividend declared by the fund in October, November or December and paid during January of the following year will in certain circumstances be treated as paid in December for tax purposes.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

32

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund does not expect that any significant portion of its dividends will be eligible to be treated as qualified dividend income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

If, as expected, more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund, which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction).

We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please

33

consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.

The fund discloses its portfolio holdings and certain of its statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

34

Other Information

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:

■  making the fund available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Institutional Class

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements.

35

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Institutional Shares to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

800-222-8977

BY MAIL:

Credit Suisse Institutional Shares

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Institutional Shares

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse High Yield Fund   811-08927

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  GHY-PRO-0510

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

Credit Suisse High Yield Fund (ticker symbol: RBSFX)

This Statement of Additional Information provides information about Credit Suisse High Yield Fund (the “Fund”) that supplements information contained in the Fund’s Prospectus, dated May 1, 2010, as it may be amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus.

The Fund’s audited Annual Report dated December 31, 2009, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus, Annual Report and information regarding the Fund’s current performance may be obtained by writing or telephoning:

Credit Suisse Institutional Shares

P.O. Box 55030

Boston, Massachusetts 02205-5030

800-222-8977

Privatizations	22
Convertible Securities	22
Debt Securities	22
Below Investment Grade Securities	23
Mortgage-Backed Securities	24
Asset-Backed Securities	25
Loan Participations and Assignments	25
Structured Notes, Bonds or Debentures	26
Collateralized Mortgage Obligations	26
Zero Coupon Securities	27
REITs	28
Short Sales	28
Short Sales “Against the Box.”	28
Section 4(2) Paper	29
Rights Offerings and Purchase Warrants	29
Municipal Obligations	29
INVESTMENT RESTRICTIONS	30
PORTFOLIO VALUATION	32
PORTFOLIO TRANSACTIONS	33
PORTFOLIO TURNOVER	35
MANAGEMENT OF THE FUND	36
Officers and Board of Directors	36
Ownership in Securities of the Fund and Fund Complex	41
Leadership Structure and Oversight Responsibilities	42
Committees and Meetings of Directors	42
Directors’ Total Compensation for Fiscal Year Ended December 31, 2009	44
Investment Advisory Agreements	44
Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts	47
Co-Administration Agreements	47
Code of Ethics	48
Custodian and Transfer Agent	48
Distribution and Shareholder Servicing	49
Proxy Voting Policies and Procedures	49
Portfolio Holdings	49
REDEMPTION FEE	52
ADDITIONAL INFORMATION CONCERNING TAXES	53
The Fund	53
Special Tax Considerations	54
Zero Coupon Securities	55
Constructive Sales	55
Options and Section 1256 Contracts	56
Swaps	56
Foreign Currency Transactions	57
Foreign Taxes	58
Taxation of U.S. Shareholders	58

Dividends and Distributions	58
Sales of Shares	60
Backup Withholding	60
Notices	60
Other Taxation	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	62
MISCELLANEOUS	63
FINANCIAL STATEMENTS	64

APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the descriptions of the Fund’s investment objective and policies in the Prospectus.  There are no assurances that the Fund will achieve its investment objective.

The investment objective of the Fund is to provide high total return.  The Fund’s Board of Directors (the “Board”) may change its investment objective without shareholder approval.

The Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield fixed income securities of issuers located in a broad range of countries, which may include the United States.  These policies may be changed by the Fund’s Board on 60 days’ notice to shareholders.

Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.  The Fund does not represent that these techniques are available now or will be available at any time in the future.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Effective May 1, 2010, the Fund changed its name from “Credit Suisse Global High Yield Fund.”

Investment Strategies

Temporary Investments.  To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests.  In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC, the Fund’s adviser (“Credit Suisse” or the “Adviser”), the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers.  The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of:  (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

Repurchase Agreements.  The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right.  The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the “1940 Act”).

Reverse Repurchase Agreements and Dollar Rolls.  The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to such Fund’s agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Fund also may enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Fund would forgo principal and interest paid on such securities.  The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Illiquid Securities.  The Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the

Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the Securities and Exchange Commission (“SEC”) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by Nasdaq Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Fund’s Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Unseasoned Issuers.  The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Fund’s net assets.  The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.  In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that invest in better-known, larger companies.

Lending of Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33-1/3% of the Fund’s total assets (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  The Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  The Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of the Fund’s securities will be fully collateralized and marked to market daily.  Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Borrowing.  The Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Additional investments (including roll-overs) will not be made by the Fund when borrowings exceed 5% of the Fund’s total assets.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Securities of Other Investment Companies.  The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act.  Under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Hedging Generally.  In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of a Fund’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.  This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized.  In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all.  The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.  The Fund will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Fund on securities and indexes, and currency, interest rate and security index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Options Generally.  The Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return.  The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.

Securities Options.  The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter (“OTC”) options.  The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice.  In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options.  For example, if the Fund writes covered call options on mortgage-backed securities (“MBS”), the MBS that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of MBS.

Options written by the Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Fund effects a closing purchase transaction.  The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund.  The Fund, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities Index Options.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the New York Stock Exchange (the “NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

Uncovered Options Transactions.  The Fund may write options that are not covered (so-called “naked options”) on portfolio securities.  When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

Credit Default Swaps.  The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Options on Swaps (“Swaptions”).  The Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the Commodity Futures Trading Commission (the “CFTC”) or the SEC.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).

While the Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Futures Activities.  The Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of a foreign currency, an interest rate-sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation.  Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be “bona fide hedging” will not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.  The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.  There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.  The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization-weighted indexes which reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Fund upon entering into a futures contract.  Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  The Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses.  In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.  In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Options on Futures Contracts.  The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Money Market Mutual Funds.  The Fund may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Currency Exchange Transactions.  The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

Forward Currency Contracts.  The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return.  The Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return.  There is no limit on the amount of assets that the Fund may invest in such transactions for hedging purposes.

The Fund may also enter into forward currency contracts with respect to specific transactions.  For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund.  To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Currency Options.  The Fund may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Fund’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options.  If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer’s creditworthiness deteriorates.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments.  The Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  When-issued securities and forward commitments will not exceed 25% of the Fund’s net assets.  The Fund uses when-issued purchases and forward commitments only in furtherance of its investment objective, not for speculative purposes.

In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.  The Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Stand-by Commitment Agreements.  The Fund may from time to time enter into stand-by commitment agreements in an amount up to 5% of its net assets.

Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities which may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.  The Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S.

government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Senior Loans.  “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds.  The Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund.  There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO.  Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower.  In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale.  Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value.  During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan.  The Fund may also purchase participations in the original syndicate making Senior Loans.  Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Credit Suisse will seek to use an independent pricing service approved by the Board to value most Senior Loans held.  Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall.  The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments.  Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.  No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien And Other Secured Loans.  “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower.  Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans.  Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Such secured Loans may have fixed or adjustable floating rate interest payments.  Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower.  Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Foreign Investments.  Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  In addition, foreign investments by the Fund are subject to the risk that natural disasters (such as an earthquake) will weaken a country’s economy and cause investments in that country to lose money.  Natural disaster risks are, of course, not limited to foreign investments and may apply to the Fund’s domestic investments as well.  The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the United States, companies which have issued securities traded principally outside of the United States, or non-U.S. governments, governmental entities or political subdivisions.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities.  The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.  An example of a multinational currency unit is the euro, the single currency for the majority of European Union member states.  The euro represents specified amounts of the currencies of certain member states of the European Union and was introduced on January 1, 1999.

Foreign Currency Exchange.  Since the Fund may invest in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of fund or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Certain foreign countries have been known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

Increased Expenses.  The operating expenses of the Fund investing in foreign securities can be expected to be higher than those of investment companies investing exclusively in U.S. securities, since the expenses related to investment in foreign securities, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Depositary Receipts.  The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Fund’s investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Brady Bonds.  The Fund may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.  Brady Bonds have been issued only recently and therefore do not have a long payment history.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

Emerging Markets.  The Fund may invest in securities of issuers located in “emerging markets” (less developed countries located outside of the United States).  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Sovereign Debt.  Investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore somewhat limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports.  Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.  While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk.  Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”).  Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated “D” by S&P or “C” by Moody’s.  The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Privatizations.  The Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Convertible Securities.  Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Debt Securities.  The Fund may invest in investment grade debt securities.  Any percentage limitation on the Fund’s ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under “Temporary Investments.”  The Fund may invest to a limited extent in zero coupon securities and government zero coupon securities.  See “Additional Information Concerning Taxes” for a discussion of the tax consequences to shareholders of the Fund that invests in zero coupon securities.

The interest income to be derived may be considered by the Adviser as one factor in selecting debt securities for investment.  Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline.  The success of such a strategy is dependent upon the Adviser’s ability to forecast accurately changes in interest rates.  The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities.  A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix A to this Statement of Additional Information.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer.  Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.  There is a risk that rating agencies may downgrade a debt security’s rating.  Subsequent to a security’s purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.  The Adviser may use these ratings in determining whether to purchase, sell or hold a security.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by the Adviser to be of comparable quality.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics.  This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Below Investment Grade Securities.  The Fund may invest in below investment grade securities.  The Fund may invest without limit in bonds rated below investment grades and unrated securities deemed by the Adviser to be of equivalent quality.

Below investment grade debt securities may be rated as low as C by Moody’s or D by S&P, or be deemed by the Adviser to be of equivalent quality.  Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing.  A security rated D by S&P is in default or is expected to default upon maturity or payment date.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

Below investment grade securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities.  In addition, these securities generally present a higher degree of credit risk.  The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities.  Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.  In this evaluation, in addition to relying on ratings assigned by Moody’s or S&P, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  Interest rate trends and specific developments which may affect individual issuers will also be analyzed.  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.  At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Mortgage-Backed Securities.  The Fund may invest in MBS but only to a limited extent.  The Fund may invest in MBS issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, Fannie Mae and Freddie Mac) and non-government issued MBS.  MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares.  Some MBS, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  In the past, a common industry practice was to assume that prepayment on a pool of fixed rate 30-year mortgages would result in a 12-year average life for the pool.  At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of MBS to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.  In addition, MBS issued by certain non-government entities and CMOs may be less marketable than other securities.

The rate of interest on MBS is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBS are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBS, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Fund may invest in asset-backed securities (“ABS”).  ABS issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association.  ABS represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.  In certain circumstances, ABS may be considered illiquid securities subject to the percentage limitations described herein.  ABS are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any ABS which would cause 25% or more of its net assets at the time of purchase to be invested in ABS.

ABS present certain risks that are not presented by other securities in which the Fund may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the ABS.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.  The Fund may purchase ABS that are unrated.

Loan Participations and Assignments.  The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”)

and assignments of portions of Loans from third parties (“Assignments”).  The Fund will not invest more than 5% of its net assets in Loan Participations and Assignments.

Participations typically will result in the Fund’s having a contractual relationship only with the Lender, not with the Borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.  The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

Structured Notes, Bonds or Debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Recent Market Events.  The fixed income markets have experienced a period of extreme volatility, which has negatively impacted market liquidity conditions.  Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market.  However, these concerns have since expanded to include a broad range of mortgage-backed securities, asset-backed securities and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default.  Securities that are less liquid are more difficult to value and may be hard to dispose of.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  These events and the continuing market upheavals may have an adverse effect on the Fund.

Collateralized Mortgage Obligations.  The Fund may purchase CMOs issued by Fannie Mae, Freddie Mac or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the Fund to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the Mortgage Assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates— i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Zero Coupon Securities.  The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities will not exceed 5% of the Fund’s net assets.

A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”

REITs.  The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  When the Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Short Sales.  The Fund may from time to time sell securities short.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  The current market value of the securities sold short (excluding short sales “against the box”) will not exceed 5% of the Fund’s total assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  Until it replaces the borrowed securities, the Fund will maintain a segregated account with its custodian at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Short Sales “Against the Box.”.  In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the rights to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.”  It may be entered into by the Fund, for example, to lock in a sale price for a security the Fund does not wish to sell immediately.  If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Fund’s long position.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.  See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Fund of effecting short sales against the box.

The Fund will not invest more than 5% of its net assets in short sales against the box.

Section 4(2) Paper.  “Section 4(2) paper” is commercial paper which is issued in reliance on the “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund, which agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  See “Illiquid Securities” above.  See Appendix A for a list of commercial paper ratings.

Rights Offerings and Purchase Warrants.  Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security’s market price if, for instance, there is no movement in the level of the underlying security.

Municipal Obligations.  The Fund may invest to a limited extent in “Municipal Obligations.”  Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  See Appendix A for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans.  Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

INVESTMENT RESTRICTIONS

The following investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (“Fundamental Restrictions”).  Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction (other than the percentage limitation set forth in No. 1 for the Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

The Fund may not:

1.             Borrow money, except to the extent permitted under the 1940 Act;

2.             Issue any senior securities, except as permitted under the 1940 Act;

3.             Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.             Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5.             Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7.             Purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Neither collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Fundamental Restriction No. 2.

In addition to the fundamental investment limitations specified above, the Fund may not:

1.             Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

2.             Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

3.             Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

The policies set forth above are not fundamental and thus may be changed by the Fund’s Board without a vote of the shareholders.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Fund in valuing its assets.

Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in value of the underlying index.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to Fund).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Securities, options, futures contracts and other assets (including structured notes and swap agreements)  which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board.  In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  When fair value pricing is employed, the prices of securities used by the fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  The NYSE is currently scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund’s net asset value is not calculated.  As a result, calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund’s calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after-market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

The Adviser will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet the Adviser’s standards may be higher than for execution services alone or for services that fall below the Adviser’s standards.  The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.

For the year ended December 31, 2009, the Fund did not direct brokerage transactions for research services.

For the years ended December 31, 2007, 2008 and 2009, the Fund paid brokerage commissions as follows:

December 31, 2009

Brokerage Commissions
$39

December 31, 2008

Brokerage Commissions
$111

December 31, 2007

Brokerage Commissions
$59

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc.

(“CSAMSI”) and other affiliates of Credit Suisse Group.  The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

For the years ended December 31, 2007, 2008 and 2009, the Fund did not pay commissions to affiliated broker-dealers.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, or any other affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with which the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

As of December 31, 2009, the Fund held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value
State Street Bank and Trust Co. Euro Time Deposit	$825,000

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Fund could result in high portfolio turnover.  For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.  To the extent that its portfolio is traded for the short term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities.  Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

It is not possible to predict the Fund’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal years ended December 31, 2008 and 2009, the Fund’s portfolio turnover rates were as follows:

2008	2009
36%	81%

MANAGEMENT OF THE FUND

Officers and Board of Directors

The business and affairs of the Fund are managed by its Board in accordance with the laws of the State of Maryland.  The directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The names and years of birth of the Fund’s Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Directors
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC. (telecommunications company)

Jeffrey E. Garten(2) Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Director, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007

(1)	Each Director serves until his respective successor has been duly elected and qualified.
(2)	Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently re-appointed on December 21, 2000.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
			1995 to June 2005
Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1937	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	11	Director of Carlisle Companies Incorporated (diversified manufacturing company) from 1995 to 2009
Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave., 29th Fl. New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Directors, Audit Committee Member and Nominating Committee Chairman	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	13

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds
Cecilia Chau Credit Suisse Asset Management, LLC	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of

(3)	Each Officer serves until his or her respective successor has been duly elected and qualified.

Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973

Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

** The officers of the Fund shown are officers that make policy decisions.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity.  Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  A Director’s ability to perform his duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Enrique R. Arzac.    Mr. Arzac has been a Director since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.   Mr. Garten has been a Director since 1998 (except for part of 2000) of all of the of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 36 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.   Mr. Krogh has been a Director since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex.  Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds.  For fourteen years, he served as a Director of a diversified manufacturing company, serving as chairman of the pension and benefits committee.  He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.    Mr. Rappaport has been a Director since 1999, Chairman of the Board of Directors since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Fund and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund*,(4)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*,(5)
Independent Directors
Enrique R. Arzac	D	E

Jeffrey E. Garten	A	B

Peter F. Krogh	A	D

Steven N. Rappaport	B	E

*                                         Key to Dollar Ranges:

A.                                   None

B.                                     $1 - $10,000

C.                                     $10,000 - $50,000

D.                                    $50,000 - $100,000

E.                                      Over $100,000

(4)                                  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of four members, each of whom is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolio and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Directors

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Directors”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of the Fund met four times during the fiscal year ended December 31, 2009.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee of the Fund met twice during the fiscal year ended December 31, 2009.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Fund’s co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund.  Effective June 30, 2009, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  For any additional meetings the Board members are paid a meeting fee of $300 per Fund.  The Independent Chairman receives an annual fee of $25,000 and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.  Prior to June 30, 2009 each Trustee received an annual fee of $1,500 per Fund and $200 for each meeting of the Board attended by him for his services as Director of the Fund, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee received an annual fee of $200 per Fund for serving on the Audit Committee of the Fund, the Independent Chairman received an annual fee of $25,000 and the chairman of the Audit Committee received an additional $7,500.

Directors’ Total Compensation for Fiscal Year Ended December 31, 2009

Name of Director	Total Compensation from Fund	All Investment Companies in Fund Complex	Total Number of Funds which Director serves within Fund Complex
Enrique R. Arzac	$3,952	$115,960	13
Jeffrey E. Garten	$3,537	$59,675	11
Peter F. Krogh	$3,537	$59,675	11
Steven N. Rappaport	$4,920	$121,554	13

As of April 5, 2010, Directors and officers as a group owned of record less than 1% of the Fund’s outstanding shares.

Investment Advisory Agreements.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between the Fund and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of the Fund; and any extraordinary expenses.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Fund, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

December 31, 2009

Fees Paid (After Waivers)	Waivers	Reimbursements

$0	$201,501	$17,274

December 31, 2008

Fees Paid (After Waivers)	Waivers	Reimbursements

$0	$230,934	$5,030

December 31, 2007

Fees Paid (After Waivers)	Waivers	Reimbursements

$61,540	$208,202	$0

Portfolio Managers

Portfolio Managers’ Compensation

Martha Metcalf and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining their bonus includes the Fund’s performance, assets held in the Fund and other accounts they manage, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse Funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group AG, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflict of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Ownership in Securities of the Fund

The information in the following table reflects beneficial ownership by the portfolio managers of certain securities as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund1(1), (2)
Martha Metcalf	C
Wing Chan	B

(1)  Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.            $50,001 - $100,000

E.              Over $100,000

(2)  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martha Metcalf	4	$435 million	2	$102 million	7	$1,087 million
Wing Chan	4	$435 million	2	$102 million	7	$1,087 million

No advisory fee is paid based on performance for any of the accounts listed above.

Co-Administration Agreements.  CSAMSI and State Street serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

Pursuant to the CSAMSI Co-Administration Agreement, CSAMSI provides administrative services to the Fund without compensation.

For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.  For the fiscal year ended December 31, 2009, the Fund paid State Street fees under the State Street Co-Administration Agreement of $63,512.

Code of Ethics.  The Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent.  State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Board concerning the Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund.  For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.  State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc. (“BFDS”) serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Organization of the Fund.  The Fund is a diversified, open-end management investment company.  The Fund was organized as a Maryland corporation on July 31, 1998.  On December 27, 2000, the Fund changed its name from Warburg, Pincus High Yield Fund, Inc. to Credit Suisse Institutional High Yield Fund, Inc.  On February 21, 2005, the Fund changed its name from Credit Suisse Institutional High Yield Fund, Inc. to Credit Suisse Global High Yield Fund, Inc.  On May 1, 2010, the Fund changed its name from Credit Suisse Global High Yield Fund, Inc. to Credit Suisse High Yield Fund, Inc.

The Fund’s charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares.  Under the Fund’s charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

The Fund currently offers only Institutional shares.

Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions and automatic transactions).  The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-222-8977 or on the Credit Suisse Funds web site at www.credit-suisse.com/us.

Distribution and Shareholder Servicing.

Distributor.  CSAMSI serves as distributor for the Fund’s Institutional shares.  CSAMSI offers the Fund’s Institutional shares on a continuous basis.  No compensation is payable to CSAMSI for distribution services for the Fund’s Institutional Class.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Proxy Voting Policies and Procedures.

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix B to this Statement Of Additional Information.  The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Holdings.

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that the Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Fund’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as each Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of April 1, 2010, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Directors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

REDEMPTION FEE

Subject to the exceptions described below, the Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed within 30 days from the date of purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

•  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse Funds

•  hardship withdrawals, upon receipt of appropriate documentation

•  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration

•  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

•  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Fund

•  redemptions effected by other mutual funds holding shares of the Fund

•  otherwise as Credit Suisse or the Fund may determine in their sole discretion

The redemption fee is applicable to Fund shares purchased through a financial intermediary. In these circumstances, the Fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the Fund may calculate redemption fees differently from the Fund. If you are investing in Fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Fund.

The Fund may not be able to impose and/or collect the redemption fee on redemptions by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Fund may continue to make its shares available through such financial intermediaries. The Fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Fund’s use of redemption fees may not fully eliminate excessive short-term trading in Fund shares or insulate long-term shareholders from associated costs or other dilution of the value of Fund shares.

For the fiscal year ended December 31, 2009, the Fund collected $535 in redemption fees.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund.  The Fund intends to continue to qualify as a regulated investment company each taxable year under the Code.  To so qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which 20% or more of the voting stock is held by the Fund and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities.  The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  The Fund currently expects to distribute any such excess annually to its shareholders.  However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund will designate such retained amount as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will constitute dividends, which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains or tax-exempt interest.  However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Special Tax Considerations.  The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

The Fund’s transactions in zero-coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Zero Coupon Securities.  The Fund’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Fund that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, a partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.  The entry into a short sale, a swap contract or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Fund may enter into may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax.  Furthermore, in determining their investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections they will make.

Options and Section 1256 Contracts.  The writer of a covered put or call option generally does not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale.  However, the Fund’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the relevant Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of such Fund that are not section 1256 contracts.

Swaps.  As a result of entering into index swaps, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

Foreign Currency Transactions.  In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, gains and losses realized on debt instruments will be treated as section 988 gain or loss to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated.  Similarly, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions.  Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his Shares.

Passive Foreign Investment Companies.  If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.  In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders.  The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.  If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.  Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders.

Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However,  any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend and the Fund satisfy certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’ s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates. The Fund does not expect that a significant portion of its dividends will be eligible to be treated as qualified dividend income for purposes of taxation at long-term capital gain rates for individuals.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder of such Fund, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the

Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares.  A redemption of shares by the Fund will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividend received by the shareholder).  If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.  Restrictions apply regarding wash sales and substitute payment transactions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS.  PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Fund.  The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of April 5, 2010, the name, address and percentage of ownership of each person that owns of record 5% or more of the Fund’s outstanding shares were as follows:

NAME AND ADDRESS	PERCENT OWNED AS OF APRIL 5, 2010

Nat’l Financial Svcs Corp * FBO Customers Church St Station PO Box 3908 New York, NY 10008-3908	91.62%

*              The Fund believes that this entity is not the beneficial owner of shares it held of record.

FINANCIAL STATEMENTS

The Fund’s audited financial report dated December 31, 2009, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein.  The Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-222-8977.

APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard and Poor’s Ratings Services (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B, and CCC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B.”  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess very strong characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - This designation denotes speculative quality and lack of margins of protection.

Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2)

strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 12, 2009

Appendix C*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds — .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

JP Morgan Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

ING Advisors Inc.	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

TD Ameritrade Institutional	0.25%

Dreyfus Trust Co	0.25%

E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

*                                         This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc

•        0.20%

•        $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•        0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
• additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•        0.20%

•        $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•        0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•        additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

TD Ameritrade Trust Company	0.25% of equity funds; 0.15% of fixed income funds

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Wells Fargo Retirement Plan Services	0.35%

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
Union Bank of California	0.20% of equity funds; 0.10% of fixed income

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
American General Ret. Services	0.75%

ING Advisors Inc.	.50%

Charles Schwab	.50% for retirement plan shares.

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan record keeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds; in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds

Raymond James & Associates, Inc

•         Standard 12b-1 fee, plus;

•         $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•         0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•         additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•         Standard 12b-1 fee, plus;

•         $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75%

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds

Union Bank of California	0.40%

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.

•              Standard 12b-1 fee, plus;

•              0.20% of an investor’s total purchase amount: (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

•              0.05% per year of the total value of all “Qualifying Shares”

•        Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc

•        Standard 12b-1 fee, plus;

•        $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•        Standard 12b-1 fee, plus;

•        $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•        0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•        additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts. We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

TD Ameritrade Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35 + additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management

Services LLC	0.30%

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•      One-time account set-up fee of $50,000.

•      Class A, B or C Shares:

•      A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•      An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•      An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•      An annual fee of 0.10% on net assets held in the ERISA Accounts.

•      Class C Shares:

•      Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•      Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•      Common Class (and certain Institutional) Shares:*

•      An annual fee of 0.10% on net assets in ERISA Accounts; and,

•      An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•      Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

•      $16 of Processing Fee annually per each position of each Fund in a Plan;

•      A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•      With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•      Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•      Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•      Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•      Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.40% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•      Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

Fee Arrangements with

Fidelity Brokerage Services LLC, National Financial Services LLC, and Fidelity Investments Institutional Operations Management Securities, Inc. (FIIOC)

Part I — Universal Fees

The fees set forth in this Part I apply to both the Brokerage Channels and FIIOC Channel:

A.            Start Up Fees

Fund/Agent shall pay to NFS a one-time start up fee (“Start Up Fee”) for Fidelity’s initial set up and preparation to support a new group or family of Funds.  The amount of the Start Up Fee is $15,000.00. and shall be due and payable to NFS within 30 days following the availability of any such Fund through the Channels.

B.            CUSIP Fee

Fund/Agent shall pay to NFS a fee (“CUSIP Fee”) to add any Transaction Fee Fund to the Fidelity System in order to make such Fund available to the Channels.  The amount of the CUSIP Fee is $6,000 per CUSIP not already available on the Fidelity System as of the execution date of this Agreement, however, this fee shall be waived for No Transaction Fee Funds in the Brokerage Channel, and shall be due and payable to NFS upon the establishment of the CUSIP on the Fidelity System.

Part II — Brokerage Channel Fees

A.      Asset-Based Fee for No Transaction Fee Fund Program

For the services provided to the Brokerage Channels by NFS and FBS hereunder in connection with those funds indicated on Exhibit C as participating in the No Transaction Fee (“NTF”) Fund program, Fund/Agent shall pay to NFS a fee equal to 0.40 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS (determined by multiplying the number of such shares times the publicly-reported net asset value of each share), excluding the value of (i) shares that were held by customers as a Transaction Fee Fund in a Fidelity brokerage account prior to the effective date of the Agreement and (ii) shares first placed or purchased in a Fidelity brokerage account after the termination of the Agreement (the “Brokerage Channels Asset-Based Fee”). A subsequent reclassification of any such shares will not exempt the reclassified shares from the Brokerage Channels Asset-Based Fee.

Such amount shall be calculated daily and paid monthly in arrears. Subsequent to each month-end, NFS shall send to Fund/Agent a statement of the market value of shares of the Fund for which the fee is calculated for the preceding month, together with a statement of the amount of the Brokerage Channels Asset-Based Fee. In the calculation of such fee, NFS’ records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

B.      Position Reimbursement Fees

Fund/Agent shall pay to NFS an annual position reimbursement fee (“Position Fee”) with respect to each separate Fund position held in any customer account of FBS or Correspondent as set forth below.

(i)      Networking Per Position Fees

For each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual networking per position reimbursement fee subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

Each separate Fund position that is considered in the calculation of the Asset-Based Fee paid to NFS is not subject to the Networking Per Position Fee.

(ii) Omnibus Fees for Transaction Fee Funds

For each Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position reimbursement fee (“TF Per Position Fee”) subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

C.      Monthly Minimum Fees

(i)      Each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(ii)     Each non-NTF Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(iii)    Each No Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“NTF Monthly Minimum Fee”) of $1,000.00.  The NTF Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

Part III — FIIOC Channel Service Payment

For the services provided to the FIIOC Channel by FIIOC hereunder, Fund/Agent shall pay to FIIOC the amounts set forth on Exhibit C equal to a percentage per annum of the average aggregate amount invested in the Funds through the FIIOC Plans each calendar month (the “FIIOC Channel Service Payment”).  The average aggregate amount invested through the FIIOC Plans over a calendar month shall be computed by totaling the FIIOC Plans’ daily investments during the month and dividing such total by the actual number of calendar days in the month.  Daily investments shall include amounts invested by the FIIOC Plans either directly or indirectly in the Funds including, but not limited to, direct investments in the Funds and investments in the Funds by “strategy funds” and other customized FIIOC Plan investment options contemplated by Exhibit H.

FIIOC shall calculate the FIIOC Channel Service Payment at the end of each calendar month and shall forward an invoice to Fund/Agent, along with such other supporting data as may be reasonably requested by Fund/Agent. In the calculation of such fee, FIIOC’s records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

Part IV - General

This Part IV applies to both the Brokerage Channels and FIIOC Channel:

Fidelity acknowledges that payment of any Asset-Based Fees described herein may be financed in whole or in part by a Fund in accordance with that Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”).  Neither the characterization of such fee as being financed by a 12b-1 Plan nor the termination, suspension, or modification of any Fund’s 12b-1 Plan will in any event affect the obligation of the Fund/Agent to pay the entirety of the fees described herein and any failure to pay such fees may, in Fidelity’s sole discretion, constitute a breach of this Agreement.

Fund/Agent’s acceptance of a trade in a Fund constitutes Fund/Agent’s agreement to be bound by the terms of this Exhibit A with respect to said Fund.

Upon prior written notice to Fund/Agent, Fidelity may change, amend, or waive any fee or the method of payment thereof under this Agreement and Fidelity may issue to Fund/Agent a new or replacement Exhibit A or other writing documenting such change, amendment, or waiver.  Such change, amendment, or waiver shall be effective on the date stated in such notice.  The acceptance by Fund/Agent of any order after the date stated in such notice shall represent Fund/Agent’s agreement to pay such fees to Fidelity.

All fees are due thirty (30) days upon receipt of invoice.  Payment shall be by wire transfer or other form acceptable to Fidelity and shall be separate from payments related to redemption proceeds and distributions. If Fund/Agent fails to remit such fees within 30 days, Fund/Agent will be subject to a monthly 1.0% (12% per annum) late charge on aggregate outstanding balances.

PART C
OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

a(1)	Articles of Incorporation dated July 30, 1998. (1)

(2)	Articles of Amendment dated December 21, 2000. (2)

(3)	Articles of Amendment dated June 18, 2003. (3)

(4)	Articles of Amendment dated February 17, 2005. (4)

(5)	Articles of Amendment dated April 22, 2010, filed herewith.

b(1)	By-Laws as adopted July 20, 1998. (1)

(2)	Amendment to By-laws dated December 27, 2000. (2)

(3)	Amended By-laws dated February 5, 2001. (3)

(4)	Amendment to By-laws dated February 12, 2002. (5)

(5)	Amendment to By-laws dated February 11, 2004. (6)

(6)	Amendment to By-laws dated February 21, 2005. (4)

(7)	Amendment to By-laws dated April 22, 2010, filed herewith.

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 5, 1998 (Securities Act File No. 333-60695).

(2)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on December 29, 2000 (Securities Act File No. 333-60695).

(3)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2003 (Securities Act File No. 333-60695).

(4)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2005 (Securities Act File No. 333-60695).

(5)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on December 13, 2002 (Securities Act File No. 333-60695).

(6)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004 (Securities Act File No. 333-60695).

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c	Registrant’s Forms of Stock Certificates. (7)

d	Investment Advisory Agreement dated April 11, 2003 as amended and restated February 21, 2005. (4)

e	Amended and Restated Distribution Agreement dated August 1, 2000 as amended and restated May 3, 2004 and November 15, 2006. (8)

f	Not applicable.

g(1)	Custodian Agreement with State Street Bank and Trust Company. (“State Street”) dated October 20, 2000. (9)

(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001. (10)

(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001. (10)

(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (10)

(5)	Amendment to Custodian Agreement with State Street dated November 16, 2005. (11)

(6)	Custody Fee Schedule dated February 2007. (8)

h(1)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated October 1, 2007. (12)

(7)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 14, 1998 (Securities Act File No. 333-60695).

(8)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2007 (Securities Act File No. 333-60695).

(9)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on November 22, 2000 (Securities Act File No. 33-58125).

(10)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on June 29, 2001 (Securities Act File No. 33-58125).

(11)	Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2006 (Securities Act File No. 333-60695).

(12)

Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

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(2)	Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated November 1, 1999 as amended November 16, 2005 and November 15, 2006. (8)

(3)	Co-Administration Agreement with State Street dated March 18, 2002. (13)

(4)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (8)

(5)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004.(14)

(6)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004.(14)

(7)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006. (14)

(8)	Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006. (14)

(9)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007. (14)

(10)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007. (14)

(11)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007. (14)

(12)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (14)

(13)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009. (14)

(14)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009.(15)

(13)

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

(14)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(15)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Credit Suisse Capital Funds filed on December 23, 2009 (Securities Act File No. 33-03706).

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i(1)	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Fund. (2)

(2)	Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund. (7)

j(1)	Consent of Independent Registered Public Accounting Firm filed herewith.

(2)	Powers of Attorney. (16)

k	Not applicable.

l	Purchase Agreement dated September 11, 1998. (5)

m	Not Applicable.

n	Amended 18f-3 Plan dated November 12, 2001. (17)

o	Not applicable.

p(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated July 9, 2007 filed herewith.

(2)	Code of Ethics dated May 3, 2010 filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”) may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 30.	Indemnification

Registrant, officers and directors of Credit Suisse, of CSAMSI and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund’s initial Registration Statement on Form N-1A filed on August 5, 1998.

(16)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed on April 23, 2009 (Securities Act File No. 333-60695).

(17)

Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc. filed on February 22, 2001 (Securities Act File No. 333-49537).

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Item 31.	Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and directors of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 32.	Principal Underwriter

(a)         CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund; Credit Suisse Capital Funds; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Opportunity Funds; Credit Suisse Large Cap Blend Fund and Credit Suisse Trust.

(b)        For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

(c)         None.

Item 33.	Location of Accounts and Records

(1)	Credit Suisse Global High Yield Fund, Inc. Eleven Madison Avenue New York, New York 10010 (Fund’s Articles of Incorporation, By-Laws and minute books)

(2)	Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (records relating to its functions as investment adviser)

(3)	Credit Suisse Asset Management Securities, Inc. Eleven Madison Avenue New York, New York 10010 (records relating to its functions as co-administrator and distributor)

(4)	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111 (records relating to its functions as custodian and co-administrator)

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(5)	Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809 (records relating to its functions as transfer agent and dividend disbursing agent)

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of April, 2010.

CREDIT SUISSE GLOBAL HIGH YIELD FUND, INC.

By:	/s/ John G. Popp
John G. Popp
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURE	TITLE	DATE

	/s/ John G. Popp	Chief Executive Officer	April 28, 2010
John G. Popp

	/s/ Michael A. Pignataro	Chief Financial Officer	April 28, 2010
Michael A. Pignataro

	/s/ Steven N. Rappaport*	Chairman of the Board	April 28, 2010
Steven N. Rappaport

	/s/ Jeffrey E. Garten*	Director	April 28, 2010
Jeffrey E. Garten

	/s/ Peter F. Krogh*	Director	April 28, 2010
Peter F. Krogh

	/s/ Enrique R. Arzac*	Director	April 28, 2010
Enrique R. Arzac

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

a(5)	Articles of Amendment dated April 22, 2010.

b(7)	Amendment to By-laws dated April 22, 2010.

j(1)	Consent of Independent Registered Public Accounting Firm.

p(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated July 9, 2007.

(2)	Code of Ethics dated May 3, 2010.